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EXHIBIT 21.01

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

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                                                                                            NAME UNDER WHICH
                   NAME                       JURISDICTION OF ORGANIZATION              SUBSIDIARY DOES BUSINESS
                   ----                       ----------------------------              ------------------------
Delaware Equipment Holdings, LLC          Delaware                             Delaware Equipment Holdings, LLC

Entercom Boston 1 Trust                   Massachusetts                        Entercom Boston License, LLC

Entercom Boston, LLC                      Delaware                             Entercom Boston, LLC

Entercom Boston License, LLC              Delaware                             Entercom Boston License, LLC

Entercom Buffalo, LLC                     Delaware                             Entercom Buffalo, LLC

Entercom Buffalo License, LLC             Delaware                             Entercom Buffalo License, LLC

Entercom Capital, Inc.                    Delaware                             Entercom Capital, Inc.

Entercom Communications Capital Trust     Delaware                             Entercom Communications Capital Trust

Entercom Delaware Holding Corporation     Delaware                             Entercom Delaware Holding Corporation

Entercom Denver, LLC                      Delaware                             Entercom Denver, LLC

Entercom Denver License, LLC              Delaware                             Entercom Denver License, LLC

Entercom Gainesville, LLC                 Delaware                             Entercom Gainesville, LLC

Entercom Gainesville License, LLC         Delaware                             Entercom Gainesville License, LLC

Entercom Greensboro, LLC                  Delaware                             Entercom Greensboro, LLC

Entercom Greensboro License, LLC          Delaware                             Entercom Greensboro License, LLC

Entercom Greenville, LLC                  Delaware                             Entercom Greenville, LLC

Entercom Greenville License, LLC          Delaware                             Entercom Greenville License, LLC

Entercom Internet Holding, LLC            Delaware                             Entercom Internet Holding, LLC

Entercom Kansas City, LLC                 Delaware                             Entercom Kansas City, LLC

Entercom Kansas City License, LLC         Delaware                             Entercom Kansas City License, LLC

Entercom Longview, LLC                    Delaware                             Entercom Longview, LLC

Entercom Longview License, LLC            Delaware                             Entercom Longview License, LLC

Entercom Madison, LLC                     Delaware                             Entercom Madison, LLC

Entercom Madison License, LLC             Delaware                             Entercom Madison License, LLC

Entercom Memphis, LLC                     Delaware                             Entercom Memphis, LLC

Entercom Memphis License, LLC             Delaware                             Entercom Memphis License, LLC

Entercom Milwaukee, LLC                   Delaware                             Entercom Milwaukee, LLC

Entercom Milwaukee License, LLC           Delaware                             Entercom Milwaukee License, LLC

Entercom New Orleans, LLC                 Delaware                             Entercom New Orleans, LLC

Entercom New Orleans License, LLC         Delaware                             Entercom New Orleans License, LLC

Entercom New York, Inc.                   New York                             Entercom Buffalo, LLC

                                                                               Entercom Buffalo License, LLC

                                                                               Entercom Rochester, LLC

                                                                               Entercom Rochester License, LLC

Entercom Norfolk, LLC                     Delaware                             Entercom Norfolk, LLC
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
Entercom Norfolk License, LLC             Delaware                             Entercom Norfolk License, LLC

Entercom Portland, LLC                    Delaware                             Entercom Portland, LLC

Entercom Portland License, LLC            Delaware                             Entercom Portland License, LLC

Entercom Radio, LLC                       Delaware                             Entercom Radio, LLC

Entercom Rochester, LLC                   Delaware                             Entercom Rochester, LLC

Entercom Rochester License, LLC           Delaware                             Entercom Rochester License, LLC

Entercom Sacramento, LLC                  Delaware                             Entercom Sacramento, LLC

Entercom Sacramento License, LLC          Delaware                             Entercom Sacramento License, LLC

Entercom Seattle, LLC                     Delaware                             Entercom Seattle, LLC

Entercom Seattle License, LLC             Delaware                             Entercom Seattle License, LLC

Entercom Wichita, LLC                     Delaware                             Entercom Wichita, LLC

Entercom Wichita License, LLC             Delaware                             Entercom Wichita License, LLC

Entercom Wilkes-Barre Scranton, LLC       Delaware                             Entercom Wilkes-Barre Scranton, LLC
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